UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report: August 17, 2007
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of principal executive offices)                     (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.39
EXHIBIT 10.40
EXHIBIT 10.41

Item 1.01 Entry into a Material Definitive Agreement
     On August 17, 2007, KB Home (the “Company”) entered into the third amendment (the “Revolver Amendment”) to the Revolving Loan Agreement dated as of November 22, 2005 among the Company, the lenders party thereto, and Bank of America, N.A., as Administrative Agent, as amended (the “Revolving Loan Agreement”). The Revolver Amendment allows for a reduction of the ratio (the “Ratio”) of the Company’s consolidated earnings to consolidated interest expense (as each is determined under the Revolving Loan Agreement) below that otherwise required under Section 6.11 of the Revolving Loan Agreement (the “Required Ratio”) for a period of up to 9 consecutive quarters (the “Reduction Period”). During the Reduction Period, the interest rates applied to borrowings and the unused line fee under the Revolving Loan Agreement and the required minimum ratio of the Company’s consolidated total indebtedness to consolidated net worth are subject to adjustment based on the level of the Ratio. The Revolver Amendment also permits the Company to be free from any minimum Ratio requirement during the Reduction Period for a period of up to four consecutive quarters (the “Elimination Period”) if during the Elimination Period the Company maintains a certain minimum ratio of consolidated total indebtedness to consolidated net worth (each as determined under the Revolving Loan Agreement) and deposits certain funds in an interest-bearing reserve account with the Administrative Agent; provided that the Company may withdraw funds from the account to the extent it achieves and maintains a Ratio during the Elimination Period above that required under the terms of the Revolver Amendment. Each of the Reduction Period and the Elimination Period will commence if and when the Company provides notice thereof to the Administrative Agent. The Revolver Amendment also makes certain permanent amendments to certain provisions of the Revolving Loan Agreement. Consenting lenders party to the Revolver Amendment received a fee in connection therewith.
     The above description is a summary and is qualified in its entirety by the terms of the Revolver Amendment, which is filed as Exhibit 10.39 to this Current Report.
Item 8.01 Other Events
     On June 28, 2007, KB HOME Lone Star LP, a Texas limited partnership (“Lone Star LP”), an indirect wholly-owned subsidiary of the Company and a Guarantor Subsidiary under the Revolving Loan Agreement and a Guarantor under the Company’s Senior Indenture (as that term is defined below) and Senior Subordinated Indenture (as that term is defined below), merged with and into KB HOME Lone Star Inc., a Texas corporation (the “Subsidiary Guarantor”), an indirect wholly-owned subsidiary of the Company, as part of a reorganization of Lone Star LP into a Texas corporation. The Subsidiary Guarantor was the surviving entity in the merger.
     On August 17, 2007, the Subsidiary Guarantor agreed:
     1. Pursuant to an Instrument of Joinder, to be a “Guarantor Subsidiary” under the terms of the Subsidiary Guaranty entered into by certain subsidiaries of the Company in connection with the Revolving Loan Agreement;
     2. Pursuant to a Fifth Supplemental Indenture, dated August 17, 2007, by and between the Company, the Guarantors named therein (the “Guarantors”), the Subsidiary Guarantor and U.S. Bank National Association (successor to SunTrust Bank), as trustee (the “Trustee”), to be a “Guarantor” under the terms of the Indenture, dated as of January 28, 2004 (the “Base Senior Indenture”), as amended and supplemented by the First Supplemental Indenture thereto, dated as of January 28, 2004, by the Second Supplemental Indenture thereto, dated as of June 30, 2004, by the Third Supplemental Indenture thereto, dated as of May 1, 2006, and by the Fourth Supplemental Indenture thereto, dated as of November 9, 2006, in each case by and between the Company, the guarantors party thereto and the Trustee (the Base Senior Indenture, as amended and supplemented by the foregoing supplemental indentures, is hereinafter called the “Senior Indenture”), and to guarantee on a senior basis the prompt payment when due of the principal of and premium, if any, and interest on debt securities issued by the Company pursuant to the Senior Indenture, including the Company’s 5-3/4% Senior Notes due 2014, 6-3/8% Senior Notes due 2011, 5-7/8% Senior Notes due 2015, 6-1/4% Senior Notes due 2015 and 7-1/4% Senior Notes due 2018; and
     3. Pursuant to a Third Supplemental Indenture, dated August 17, 2007, by and between the Company, the Guarantors, the Subsidiary Guarantor and the Trustee, and the Guaranties, each dated August 17, 2007, of the Senior Subordinated Notes described below, to be a “Guarantor” under the terms of the Senior Subordinated Debt Indenture, dated as of November 19, 1996 (the “Base Senior Subordinated Indenture”), as amended and supplemented by the First Supplemental Indenture thereto, dated as of December 18, 2003, and by the Second Supplemental Indenture thereto, dated as of May 1, 2006, in each case by and between the Company, the guarantors party thereto and the Trustee (the Base Senior Subordinated Indenture, as amended and supplemented by the foregoing supplemental indentures, is hereinafter called the “Senior Subordinated Indenture”), and to guarantee on a senior subordinated basis the prompt payment when due of the principal of and premium, if any, and interest on the Company’s 7-3/4% Senior

Subordinated Notes due 2010 and 8-5/8% Senior Subordinated Notes due 2008 (collectively, the “Senior Subordinated Notes”) issued pursuant to the Senior Subordinated Indenture.
     The above description is a summary and is qualified in its entirety by the terms of the respective agreements referenced above, each of which is filed with, or incorporated by reference into, this Current Report.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
10.24
Revolving Loan Agreement, dated as of November 22, 2005, between the Company, as Borrower, the banks party thereto, and Bank of America, N.A., as Administrative Agent, including the Subsidiary Guarantee thereunder and the form of Instrument of Joinder thereto (incorporated by reference to Exhibit 10.24 of the Company’s Current Report on Form 8-K dated November 23, 2005).

10.39
Third Amendment Agreement, dated August 17, 2007, to Revolving Loan Agreement, dated as of November 22, 2005, between the Company, as Borrower, the banks party thereto, and Bank of America, N.A., as Administrative Agent.

10.40	Fifth Supplemental Indenture, dated August 17, 2007, by and between the Company, the Guarantors, and the Trustee.

10.41	Third Supplemental Indenture, dated August 17, 2007, by and between the Company, the Guarantors, and the Trustee, and the Guaranties, each dated August 17, 2007, of the Senior Subordinated Notes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 22, 2007

KB Home
By:	/s/ Domenico Cecere
Domenico Cecere
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.24	Revolving Loan Agreement, dated as of November 22, 2005, between the Company, as Borrower, the banks party thereto, and Bank of America, N.A., as Administrative Agent, including the Subsidiary Guarantee thereunder and the form of Instrument of Joinder thereto (incorporated by reference to Exhibit 10.24 of the Company’s Current Report on Form 8-K dated November 23, 2005).

10.39	Third Amendment Agreement, dated August 17, 2007, to Revolving Loan Agreement, dated as of November 22, 2005, between the Company, as Borrower, the banks party thereto, and Bank of America, N.A., as Administrative Agent.

10.40	Fifth Supplemental Indenture, dated August 17, 2007, by and between the Company, the Guarantors, and the Trustee.

10.41	Third Supplemental Indenture, dated August 17, 2007, by and between the Company, the Guarantors, and the Trustee, and the Guaranties, each dated August 17, 2007, of the Senior Subordinated Notes.